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                                                                   Exhibit 10.23


                     THE CORPORATE EXECUTIVE BOARD COMPANY

                             1998 STOCK OPTION PLAN

1.   PURPOSE

     The purpose of The Corporate Executive Board Company 1998 Stock Option Plan (the "Plan") is to provide Participants with an increased economic and proprietary interest in the Company in order to encourage those Participants to contribute to the success and progress of the Company. The Plan provides solely for the grant of Options which shall not be incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   DEFINITIONS

     (a)  "Administrator" means the Administrator of the Plan in accordance with
          Section 11.

     (b)  "Board of Directors" means the Board of Directors of the Company.

     (c) "Common Stock" means the Company's common stock, par value $.01, subject to adjustment as provided in Section 8.

     (d) "Company" means The Corporate Executive Board Company, a Delaware corporation.

     (e)  "Options" shall mean the stock options granted pursuant to the Plan.

     (f) "Participants" shall mean those officers, independent contractors and employees of the Company and its subsidiaries to whom Options have been granted from time to time by the Administrator and any authorized transferee of such officers, independent contractors and employees.

     (g) "Plan" means The Corporate Executive Board Company 1998 Stock Option Plan.

     (h) "Retirement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term, shall mean retirement from active employment with the Company (i) at or after age 55 and with the approval of the Administrator or (ii) at or after age 65. The determination of the Administrator as to an individual's Retirement shall be conclusive on all parties.

     (i) "Total and Permanent Disablement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term, shall mean a physical condition arising from an illness or injury which renders an individual incapable of performing work. The determination of the Administrator as to an individual's Disablement shall be conclusive on all of the parties.

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3.   PARTICIPANTS

     Options may only be granted to officers, independent contractors, employees and prospective employees of the Company and its subsidiaries as selected by the Administrator. For purposes of this Plan, the Chairman of the Board's status as an employee shall be determined by the Board of Directors. Options may not be granted to directors of the Company unless such directors otherwise qualify for participation in the Plan.

4.   EFFECTIVE DATE AND TERMINATION OF PLAN

     This Plan was adopted by the Board of Directors and approved by the sole stockholder of the Company on ________ and is effective as of ________.
     The Plan shall remain available for the grant of Options until May 1, 2009. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Options theretofore granted and then in effect.

5.   SHARES SUBJECT TO THE PLAN AND TO OPTIONS

     The stock subject to Options authorized to be granted under the Plan shall consist of ________ shares of the Company's Common Stock, or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 8. In the event that shares of Common Stock subject to the Company's Stock-Based Incentive Compensation Plan, as amended and restated on ______________, 1998 (the "Incentive Plan"), are canceled, expire or terminate or that otherwise are available for issuance but for any other reason are not issued under the Incentive Plan, then the number of shares of Common Stock authorized for issuance under the Plan shall be increased accordingly. Such shares may be authorized and unissued shares of the Company's Common Stock. All or any shares of Common Stock subject to an Option which for any reason are not issued, do not become vested or are reacquired pursuant to the Plan or the terms of an Option may again be made subject to an Option under the Plan.

6.   GRANT, TERMS AND CONDITIONS OF OPTIONS

     Options may be granted at any time and from time to time prior to the termination of the Plan, to certain officers, independent contractors and employees of the Company selected by the Administrator. No Participant shall have any rights as a stockholder with respect to any shares of stock subject to Option hereunder until said shares have been issued. Each Option shall be evidenced by a written stock option agreement and/or such other written arrangements as may be approved from time to time by the Administrator. Options granted pursuant to the Plan need not be identical but each Option much contain and be subject to the following terms and conditions:

     (a)  Price: The purchase price under each Option shall be established by
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          the Administrator. In no event will the option price be less than the fair market value

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          of the stock on the date of grant unless such Options are granted in substitution of options granted by a new employee's previous employer or the optionee pays or foregoes compensation in the amount of any discount. The price may be paid in cash or any alternative means acceptable to the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an Option and the acceptance of a promissory note secured by the number of shares of Common Stock then issuable upon exercise of the Options.

     (b)  Duration and Exercise or Termination of Option: Unless the
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          Administrator provides otherwise, Options shall become exercisable 25 percent per year beginning one year after the date of the grant. Unless the Administrator provides otherwise, each Option granted must expire within a period of not more than ten (10) years from the date of grant.

     (c)  Suspension or Termination of Option:  Except as otherwise provided by
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          the Administrator, if at any time (including after a notice of exercise has been delivered) the Chief Executive Officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the Participant's rights to exercise any Option pending a determination of whether an act of misconduct has been committed.

          Except as otherwise provided by the Administrator, if the Administrator or an Authorized Officer determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Participant nor his or her estate nor transferee shall be entitled to exercise any Option whatsoever. In making such determination, the Administrator or an Authorized Officer shall act fairly and shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before the Administrator or the Board of Directors. For any Participant who is an "executive officer" for purposes of Section 16 of the Securities Exchange Act of 1934, the determination of the Authorized Officer shall be subject to the approval of the Administrator.

     (d)  Termination of Employment:  Subject to Section 6(b), unless the
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          Administrator specifies otherwise, upon the termination of the
          Participant's employment, his or her rights to exercise an Option then held shall be only as follows:


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          (1)  Death. Upon the death of a Participant while in the employ of the
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               Company, all of the Participant's Options then held shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months next succeeding the date of death. Any and all Options that are unexercised during the twelve (12) months next succeeding the date of death shall terminate as of the end of such twelve (12) month period.

               If a Participant should die within thirty (30) days of his or her termination of employment with the Company, an Option shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months succeeding the date of termination, but only to the extent of the number of shares as to which such Option was exercisable as of the date of such termination. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period. A Participant's estate shall mean his or her legal representative or other person who so acquires the right to exercise the Option.

          (2)  Total and Permanent Disablement. Upon termination as a result of
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               the Total and Permanent Disablement of any Participant, all of
               the Participant's Options then held shall be exercisable for a period of twelve (12) months after termination. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period.

          (3)  Retirement. Upon Retirement of a Participant, the Participant's
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               Options then held shall be exercisable for a period of twelve
               (12) months after Retirement. The number of shares with respect to which the Options shall be exercisable shall equal the total number of shares which were exercisable under the Participant's Option on the date of his or her Retirement. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve
               (12) month period.

          (4)  Other Reasons.  Upon the date of a termination of a Participant's
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               employment for any reason other than those stated above in
               Sections 6(d)(1), (d)(2) and (d)(3) or as described in
               Section 6(c) above, (A) any Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (B) any Option that is exercisable as of such termination date shall expire the earlier of
               (i) thirty (30) days following such date or (ii) the expiration date of such Option.

     (e)  Transferability of Option: Unless the Administrator specifies
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          otherwise, each Option shall be nontransferable by the Participant other than by will or the laws of


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         descent and distribution and shall only be exercisable by the
         Participant during his or her lifetime.

    (f)  Cancellation:  The Administrator may, at any time prior to exercise and
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         subject to consent of the Participant, cancel any Options previously granted and may or may not substitute in their place Options at a different price and different type under different terms or in different amounts.

    (g)  Conditions and Restrictions Upon Securities Subject to Options:  The
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         Administrator may provide that the shares of Common Stock issued upon exercise of an Option shall be subject to such further conditions or agreements as the Administrator in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the shares issued upon exercise (including the actual or constructive surrender of Common Stock already owned by the Participant). The Administrator may establish rules for the deferred delivery of Common Stock upon exercise of an Option with the deferral evidenced by use of "Stock Units" equal in number to the number of shares of Common Stock whose delivery is so deferred. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the fair market value of one share of Common Stock. Unless the Administrator specifies otherwise, Stock Units represent an unfunded and unsecured obligation of the Company. Settlement of Stock Units upon expiration of the deferral period shall be made in Common Stock or otherwise as determined by the Administrator. The amount of Common Stock, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is so settled, the number of shares of Common Stock represented by a Stock Unit shall be subject to adjustment pursuant to Section 8. Any Stock Units that are settled after the holder's death shall be distributed to the holder's designated beneficiary(ies) or, if none was designated, the holder's estate.

    (h)  Other Terms and Conditions:  Options may also contain such other
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         provisions, which shall not be inconsistent with any of the foregoing terms, as the Administrator shall deem appropriate. No Option, however, nor anything contained in the Plan shall confer upon any Participant any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate his or her employment at any time.

7.  LOANS

    The Company may make loans, at the request of the Participant and in the sole discretion of the Administrator, for the purpose of enabling the Participant to exercise Options granted under the Plan and to pay the tax liability resulting from an Option exercised under the Plan. The Administrator shall have full authority to determine the terms and

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     conditions of such loans. Such loans may be secured by the shares received upon exercise of such Option.

8.   ADJUSTMENT OF AND CHANGES IN THE STOCK

     In the event that the number of shares of Common Stock of the Company shall be increased or decreased through reorganization, reclassification, combination of shares, stock splits, reverse stock splits, spin-offs, or the payment of a stock dividend, (other than regular, quarterly cash dividends) or otherwise, then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Option under the Plan, may be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Options may also be amended as to price and other terms if necessary to reflect the foregoing events.

     In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise, then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Option may be exercised and may provide for cancellation of such accelerated Options which are not exercised within a time prescribed by the Administrator in its sole discretion.

     No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 8. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

9.   LISTING OR QUALIFICATION OF STOCK

     In the event that the Board of Directors or the Administrator determines in its discretion that the listing or qualification of the Plan shares on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the Option, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

10.  WITHHOLDING

     To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise. The Company shall not be

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     required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. The Administrator may permit these obligations to be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to him or her upon exercise of the Option, or to the extent permitted, by tendering shares previously acquired, provided that such will not result in an accounting charge to the Company.

11.  ADMINISTRATION AND AMENDMENT OF THE PLAN

     The Plan shall be administered by the Administrator who shall be the Compensation Committee of the Board of Directors or, in the absence of a Compensation Committee, the Board of Directors itself. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation: (a) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (b) to determine which persons are Participants (as defined in Section 3 hereof) and to which of such Participants, if any, an Option shall be granted hereunder and the timing of any such Option grants; (c) to determine the number of shares of Common Stock subject to an Option and the exercise or purchase price of such shares; (d) to establish and verify the extent of satisfaction of any conditions to exercisability applicable to an Option; (e) to waive conditions to and/or accelerate exercisability of an Option, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion; (f) to prescribe and amend the terms of Option grants made under this Plan (which need not be identical); (g) to determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and (h) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company.

     All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, shall be final and binding on all Participants and optionholders. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

     The Administrator may, from time to time, delegate some of its responsibilities with respect to the administration of the Plan to such persons as it may designate in its sole discretion but may not delegate authority to grant options to a person who is not a member of the Board of Directors.

     The interpretation and construction of any provision of the Plan by the Board of Directors shall be final and conclusive. The Board of Directors may periodically adopt rules and

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     regulations for carrying out the Plan, and amend the Plan as desired, without further action by the Company's stockholders except to the extent required by applicable law. Any amendment to the Plan will not affect the rights and obligations of the Participants and the Company arising under Options theretofore granted and then in effect. Notwithstanding the foregoing, and subject to adjustment pursuant to Section 8, the Plan may not be amended to increase the number of shares of Common Stock authorized for issuance, unless approved by the Company's stockholders.

12.  TIME OF GRANTING OPTIONS

     The effective date of such Option shall be the date on which the grant was made. Within a reasonable time thereafter, the Company will deliver the Option to the Participant.













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